UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2021 (April 26, 2021)

MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-06890	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant's principal executive office)	(Zip code)

(518) 218-2550

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value	MKTY	The Nasdaq Capital Market
0.01	per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2021, Mechanical Technology, Incorporated, a Nevada corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Univest Securities, LLC, as representative of the several underwriters, in connection with the offer and sale to such underwriters, in a firm commitment public offering (the “Offering”) of (i) 2,419,355 shares of the Company’s common stock, par value $0.001 (the “Common Stock”) and (ii) warrants being issued pursuant to the terms of a Warrant Agent Agreement with American Stock Transfer and Trust Company, LLC, as warrant agent (the “Warrant Agent Agreement”), with a term of 5 years, to purchase an aggregate of up to 604,839 shares of Common Stock (the “Warrant Shares”) at an exercise price of $8.24 per share, subject to customary adjustments thereunder (the “Warrants”), which Warrants are immediately exercisable upon issuance and on a cashless basis if the Warrants at any time they are exercised there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the shares of common stock underlying the underlying the Warrants. The Shares, the Warrants and the Warrant Shares are collectively referred to as the “Securities.”

Pursuant to the Underwriting Agreement, the Company has also provided the underwriters with a 45-day option to purchase up to an additional 362,903 shares of Common Stock and Warrants to purchase up to an additional 90,726 shares of Common Stock, on the same terms as the Securities sold in the Offering (the “Over-Allotment Option”).

Also pursuant to the Underwriting Agreement, the Company has agreed to issue to the underwriters, in connection with the Offering, warrants to purchase up to 120,698 shares of Common Stock, at an initial exercise price of $6.82 per share, subject to certain adjustments (the “Underwriter’s Warrants”) and the right to be issued additional Underwriter’s Warrants to purchase up to 5% of the number of shares of Common Stock purchased by the underwriters pursuant to the Over-Allotment Option, if any.

The Securities being offered for sale in the Offering and the shares of Common Stock underlying the Underwriter’s Warrants were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-1 (File No. 333-254064), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2021, and was declared effective on April 26, 2021 (the “Registration Statement”) and a final prospectus, thereunder, dated April 26, 2021, which was filed with the SEC on April 28, 2021.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary indemnification rights and obligations of the parties thereto. The Warrant Agent Agreement and Underwriter’s Warrants each also contain customary provisions relating to the issuance of the Warrant and the Underwriter’s Warrants, respectively. The foregoing description of the Underwriting Agreement, the Warrant Agent Agreement and the Underwriter’s Warrants are qualified in their entirety by reference to the full text of such documents, the forms of which were previously filed by the Company with the SEC.

Item 8.01 Other Events.

On April 29, 2021, the Company closed the Offering for gross proceeds of $15,000,000 less underwriting discounts of 7.0% ($1,050,000) and other offering expenses, resulting in aggregate net proceeds to the Company of approximately $13,353,639. In the event that the Over-Allotment Option is exercised by the underwriters, in full, that would result in additional aggregate gross proceeds of approximately $2,250,000 less applicable underwriter discounts and a non-accountable expense allowance.

On April 27, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference. On April 29, 2021, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated in this Item 8.01 by reference.

This Form 8-K and Exhibit 99.1 and Exhibit 99.2 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company's intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company's future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by its management. These statements are not guaranties of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Form of Underwriting Agreement (1)

4.1	Form of Warrant Agent Agreement between Mechanical Technology, Incorporated and American Stock Transfer & Trust Company, LLC (2)

4.2	Form of Underwriter’s Warrant (3)

99.1	Press Release of Mechanical Technology, Incorporated dated April 27, 2021.

99.2	Press Release of Mechanical Technology, Incorporated dated April 29, 2021.

(1)	Filed as Exhibit 1.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-1, filed with the SEC on April 12, 2021.

(2)	Filed as Exhibit 4.3 to Amendment No. 3 to the Company’s Registration Statement on Form S-1, filed with the SEC on April 21, 2021.

(3)	Filed as Exhibit 4.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, filed with the SEC on April 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2021	MECHANICAL TECHNOLOGY, INCORPORATED

	By:	/s/ Jessica L. Thomas
Name: Jessica L. Thomas Title: Chief Financial Officer